[LOGO] Compass Bancshares                       NEWS RELEASE
                                                ------------

                                                Compass Bancshares, Inc.
                                                P.O. Box 10566
                                                Birmingham, Alabama 35296

For Immediate Release
---------------------
April 16, 2004
For Further Information:   Ed Bilek, Investor Relations             205/297-3331
                           Tom Dingledy, Corporate Communications   205/297-3554
                           Web Site: www.compassweb.com


               COMPASS BANCSHARES REPORTS FIRST QUARTER EPS UP 8%


-   EARNINGS PER SHARE OF $0.69; QUARTERLY EARNINGS TOTAL $86.2 MILLION

-   STRONG FEE INCOME GROWTH; NONINTEREST INCOME UP 15% FROM YEAR AGO

-   SOLID LOAN GROWTH CONTINUES; MANAGED LOANS UP 9% FROM YEAR AGO

- TRANSACTION ACCOUNTS UP 10%, LED BY A 21% INCREASE IN NONINTEREST BEARING DEPOSITS

-   CREDIT QUALITY REMAINS STABLE; NCO RATIO DECREASES TO 0.55% FROM 0.62%
    YEAR AGO

Compass Bancshares, Inc. (Nasdaq: CBSS) today reported earnings per share of $0.69 for the first quarter of 2004, an eight percent increase from $0.64 in the prior year. For the same time period, earnings increased to $86.2 million compared to $82.1 million earned during the first quarter of 2003. Return on average assets and return on average shareholders' equity for the first quarter of 2004 were 1.29 percent and 18.20 percent, respectively.

D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, "We are pleased with Compass' overall performance as we reported outstanding profitable growth during the first quarter of 2004. Fee income growth remained strong, loan growth was solid, low-cost deposit generation continued to be robust and credit quality remained stable. Although we are encouraged by certain positive trends and expectations of a strengthening economy, the current economic environment remains challenging for the financial services industry. However, given our ability to generate earning asset growth, particularly high-quality loans, and our ability to capitalize on our market share upside, we are cautiously optimistic about the remainder of 2004."

   Jones added, "Compass' outstanding financial performance was fueled by a four percent increase in revenue, driven by continued strong fee income growth. Each of our major fee-based businesses generated solid results as noninterest income increased 15 percent from the prior year. Noninterest income now represents 39 percent of total revenue compared to 35 percent a year ago. At the same time, noninterest expense growth was well contained at seven percent including the impact of newly opened banking offices and insurance agency acquisitions."

                                     -more-

Compass earnings
Page 2



    "In addition, Compass continued to generate earning asset growth with managed loans increasing nine percent over prior year levels. Equally important, our focus on growing low-cost deposits met with continued success as evidenced by the more than 49,000 net new personal checking accounts we added during the first quarter. As a result, average transaction accounts increased by 10 percent, driven by a 21 percent increase in noninterest bearing deposits. Noninterest bearing deposits now represent almost 31 percent of total deposits and transaction accounts represent more than 78 percent of total deposits," Jones stated.

    "While we continue to experience solid balance sheet growth, the low level of interest rates and corresponding impact on investment opportunities resulted in a modest decrease in net interest income. Even though continued low interest rates present a challenge to revenue growth, the momentum and diversity of our fee businesses, coupled with our ability to generate earning asset growth, particularly loans, and core deposits is an advantage," Jones stated.

   "The overall quality of our loan portfolio remains solid. Net charge-offs as a percentage of average loans decreased to 0.55 percent compared to 0.62 percent in the first quarter of 2003. Nonperforming assets as a percentage of loans and other real estate were 0.63 percent compared with 0.62 percent in the first quarter of 2003. In addition, our allowance for loan losses as a percentage of loans remained at 1.41 percent, and our coverage of nonperforming loans was relatively unchanged from a year ago at 309 percent," Jones said.

   Compass operates 376 full-service banking centers including 136 in Texas, 89 in Alabama, 71 in Arizona, 42 in Florida, 28 in Colorado, and 10 in New Mexico.

   Compass will host a live conference call and webcast at 2:00 p.m. Central Daylight Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on April 23, 2004. To access a replay of the conference call dial 1-800-642-1687, conference ID 6518264.


    "Safe Harbor" Statement under the Private Securities
Litigation Reform Act of 1995

   In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are "forward-looking statements" that involve risks and uncertainties that may cause the Company's actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company's Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                      (In thousands except per share data)


                                                                    Three Months
                                                                   Ended March 31
                                              ----------------------------------------------------------
                                                                                               %
                                                      2004                 2003              Change
                                              --------------------- -------------------- ---------------
EARNINGS SUMMARY
Net interest income                                      $ 222,861            $ 227,245              (2)
Noninterest income                                         141,911              123,107              15
                                              --------------------- --------------------
Total revenue                                              364,772              350,352               4
Provision for loan losses                                   24,345               29,779             (18)
Noninterest expense                                        210,147              196,133               7
                                              --------------------- --------------------
Pretax income                                              130,280              124,440               5
Income tax expense                                          44,033               42,355               4
                                              --------------------- --------------------
Net income                                                 $86,247              $82,085               5
                                              ===================== ====================
Diluted earnings per share                                  $ 0.69               $ 0.64               8

Diluted weighted average
 shares outstanding                                        125,146              128,083              (2)

SELECTED RATIOS
Average common equity to
   average assets                                             7.07  %              8.23  %
Average loans to average
  total deposits                                            112.19               112.12
Return on average assets                                      1.29                 1.40
Return on average equity                                     18.20                16.98
Efficiency ratio [a]                                         57.75                55.69
Return on average tangible equity [b]                        22.47                20.73
Book value per common share                                 $15.77               $15.58
Allowance for loan losses as
 a % of total loans                                           1.41  %              1.41  %
Allowance for loan losses as
 a % of nonperforming loans                                 309.24               303.70




                                                                 Average for Three Months
                                                                      Ended March 31
                                              ----------------------------------------------------------
                                                                                               %
                                                      2004                 2003              Change
                                              --------------------- -------------------- ---------------
BALANCE SHEET HIGHLIGHTS
Total loans                                            $17,584,094          $16,606,087               6
Total loans - managed                                   19,056,636           17,614,889               8
Total investment securities [c]                          7,160,831            5,103,545              40
Earning assets [c]                                      24,800,624           21,751,584              14
Total assets                                            26,958,209           23,806,395              13
Noninterest bearing demand deposits                      4,587,563            3,777,266              21
Interest bearing transaction
 accounts                                                7,711,011            7,364,776               5
Total transaction accounts                              12,298,574           11,142,042              10
Total deposits [c]                                      15,674,156           14,810,578               6
Shareholders' equity                                     1,905,844            1,960,375              (3)




                                                                     Ending Balance
                                                                       March 31
                                              ----------------------------------------------------------
                                                                                               %
                                                      2004                 2003              Change
                                              --------------------- -------------------- ---------------
BALANCE SHEET HIGHLIGHTS
Total loans                                            $17,352,143          $16,762,551               4
Total loans - managed                                   19,335,873           17,708,029               9
Total investment securities [c]                          7,877,643            5,328,369              48
Earning assets [c]                                      25,263,994           22,257,373              14
Total assets                                            27,480,584           24,361,136              13
Noninterest bearing demand deposits                      5,065,470            4,249,071              19
Interest bearing transaction
 accounts                                                7,885,864            7,611,004               4
Total transaction accounts                              12,951,334           11,860,075               9
Total deposits [c]                                      16,524,445           15,240,322               8
Shareholders' equity                                     1,927,190            1,975,571              (2)
Period-end shares outstanding                              122,195              126,830              (4)



[a] Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and branches.
[b]  Excludes after-tax intangible amortization.
[c]  Includes adjustment for market valuation.


                                     3 of 7

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                      (In thousands except per share data)


                                                                       Three Months Ended
                                               -------------------------------------------------------------------
                                                      2004                               2003
                                               --------------------   --------------------------------------------
                                                     Mar 31                  Dec 31                 Sep 30
                                               --------------------   ---------------------  ---------------------
 EARNINGS SUMMARY
 Net interest income                                     $ 222,861               $ 228,698              $ 230,258
 Noninterest income - operating                            139,704                 137,138                134,009
                                               --------------------   ---------------------  ---------------------
  Total revenue - operating                                362,565                 365,836                364,267
 Investment securities
  gains (losses), net                                        2,207                     (46)                     3
 Gain on sale of branches                                        -                       -                      -
 Provision for loan losses                                  24,345                  31,639                 30,354
 Noninterest expense                                       210,147                 203,573                202,680
                                               --------------------   ---------------------  ---------------------
  Pretax income                                            130,280                 130,578                131,236
 Income tax expense                                         44,033                  44,400                 44,679
                                               --------------------   ---------------------  ---------------------
 Net income                                                $86,247                 $86,178                $86,557
                                               ====================   =====================  =====================
 Diluted earnings per share                                 $ 0.69                  $ 0.69                 $ 0.68
 Diluted weighted average
  shares outstanding                                       125,146                 125,074                127,566




                                                           Three Months Ended
                                               --------------------------------------------
                                                                  2003
                                               --------------------------------------------
                                                     Jun 30                  Mar 31
                                               --------------------   ---------------------
 EARNINGS SUMMARY
 Net interest income                                     $ 223,329               $ 227,245
 Noninterest income - operating                            129,845                 123,107
                                               --------------------   ---------------------
  Total revenue - operating                                353,174                 350,352
 Investment securities
  gains (losses), net                                            -                       -
 Gain on sale of branches                                    2,128                       -
 Provision for loan losses                                  27,909                  29,779
 Noninterest expense                                       195,497                 196,133
                                               --------------------   ---------------------
  Pretax income                                            131,896                 124,440
 Income tax expense                                         44,848                  42,355
                                               --------------------   ---------------------
 Net income                                                $87,048                 $82,085
                                               ====================   =====================
 Diluted earnings per share                                 $ 0.68                  $ 0.64
 Diluted weighted average
  shares outstanding                                       128,602                 128,083




                                                                           Three Months Ended
                                               --------------------------------------------------------------------------
                                                       2004                                 2003
                                               --------------------------------------------------------------------------
                                                      Mar 31                     Dec 31                    Sep 30
                                               ---------------------      ---------------------     ---------------------
SELECTED RATIOS
Average common equity to
   average assets                                              7.07  %                    7.01  %                   7.63
Average loans to average
  total deposits                                             112.19                     112.96                    111.91
Return on average assets                                       1.29                       1.29                      1.34
Return on average equity                                      18.20                      18.40                     17.58
Efficiency ratio [a]                                          57.75                      55.35                     55.41
Return on average tangible equity [b]                         22.47                      22.89                     21.66
Book value per common share                                 $ 15.77                    $ 15.33                   $ 15.41




                                                                Three Months Ended
                                               -----------------------------------------------------
                                                                    2003
                                               -----------------------------------------------------
                                                      Jun 30                     Mar 31
                                               ---------------------      ---------------------
SELECTED RATIOS
Average common equity to
   average assets                                              8.04  %                    8.23  %
Average loans to average
  total deposits                                             111.00                     112.12
Return on average assets                                       1.42                       1.40
Return on average equity                                      17.64                      16.98
Efficiency ratio [a]                                          55.08                      55.69
Return on average tangible equity [b]                         21.61                      20.73
Book value per common share                                 $ 15.69                    $ 15.58


                                                                                                     Annualized
                                                March 31,                 December 31,                   %
                                               2004                           2003                     Change
                                        ----------------------       ------------------------       -------------
ENDING BALANCE SHEET
Total loans                                       $17,352,143                    $17,365,802                  (0)
Total loans - managed                              19,335,873                     18,878,236                  10
Total investment securities [c]                     7,877,643                      7,311,552                  31
Earning assets [c]                                 25,263,994                     24,764,119                   8
Total assets                                       27,480,584                     26,963,113                   8
Noninterest bearing demand deposits                 5,065,470                      4,627,153                  38
Interest bearing transaction
 accounts                                           7,885,864                      7,613,410                  14
Total transaction accounts                         12,951,334                     12,240,563                  23
Total deposits [c]                                 16,524,445                     15,687,823                  21
Shareholders' equity                                1,927,190                      1,871,883                  12



                                                                                                     Annualized
                                            March 31,                     December 31,                   %
                                               2004                           2003                     Change
                                        ----------------------       ------------------------       -------------
QUARTER AVERAGE BALANCE SHEET
Total loans                                       $17,584,094                    $17,345,244                   6
Total loans - managed                              19,056,636                     18,640,249                   9
Total investment securities [c]                     7,160,831                      7,000,442                   9
Earning assets [c]                                 24,800,624                     24,401,021                   7
Total assets                                       26,958,209                     26,520,473                   7
Noninterest bearing demand deposits                 4,587,563                      4,503,205                   7
Interest bearing transaction
 accounts                                           7,711,011                      7,552,115                   8
Total transaction accounts                         12,298,574                     12,055,320                   8
Total deposits [c]                                 15,674,156                     15,355,745                   8
Shareholders' equity                                1,905,844                      1,857,767                  10


[a] Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and branches.
[b]  Excludes after-tax intangible amortization.
[c]  Includes adjustment for market valuation.


                                     4 of 7

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)


                                                         2004                            2003
                                                -----------------------------------------------------------------
                                                      Mar 31                 Dec 31                 Sep 30
                                                -------------------    -------------------    -------------------
NONPERFORMING ASSETS
Nonaccrual loans                                          $ 79,052               $ 65,870               $ 67,597
Renegotiated loans                                              64                    218                    179
Other real estate, net                                      30,782                 29,014                 25,835
                                                -------------------    -------------------    -------------------
Total nonperforming assets                                $109,898               $ 95,102               $ 93,611
                                                ===================    ===================    ===================
Loans ninety days or more
 past due                                                 $ 18,663               $ 26,159               $ 22,825
Other repossessed assets                                     1,472                    427                    247
Total nonperforming assets as
  a percentage of loans and ORE                               0.63  %                0.55  %                0.55




                                                                  2003
                                                ------------------------------------------
                                                      Jun 30                 Mar 31
                                                -------------------    -------------------
NONPERFORMING ASSETS
Nonaccrual loans                                          $ 77,854               $ 77,918
Renegotiated loans                                             489                    153
Other real estate, net                                      24,412                 26,708
                                                -------------------    -------------------
Total nonperforming assets                                $102,755               $104,779
                                                ===================    ===================
Loans ninety days or more
 past due                                                 $ 18,262               $ 18,064
Other repossessed assets                                       306                    406
Total nonperforming assets as
  a percentage of loans and ORE                               0.63 %                 0.62 %




                                                                       Three Months Ended
                                                -----------------------------------------------------------------
                                                         2004                            2003
                                                -----------------------------------------------------------------
                                                      Mar 31                 Dec 31                 Sep 30
                                                -------------------    -------------------    -------------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                            $244,882               $239,971               $234,158
Net charge-offs (NCO)                                       23,981                 26,308                 24,541
Allowance for loans securitized/sold                          (591)                  (420)                     -
Provision for loan losses                                   24,345                 31,639                 30,354
                                                -------------------    -------------------    -------------------
Balance at end of period                                  $244,655               $244,882               $239,971
                                                ===================    ===================    ===================
Allowance for loan losses as
 a % of total loans                                           1.41 %                 1.41 %                 1.41 %

Allowance for loan losses as
 a % of nonperforming loans                                 309.24                 370.54                 354.06

Allowance for loan losses as
 a % of nonperforming assets                                222.62                 257.49                 256.35

Annualized as a % of average loans:
NCO - QTD                                                     0.55                   0.60                   0.58
NCO - YTD                                                     0.55                   0.62                   0.63


                                                              Three Months Ended
                                                ------------------------------------------
                                                                  2003
                                                ------------------------------------------
                                                      Jun 30                 Mar 31
                                                -------------------    -------------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                            $237,100               $232,830
Net charge-offs (NCO)                                       27,909                 25,509
Allowance for loans securitized/sold                        (2,942)                     -
Provision for loan losses                                   27,909                 29,779
                                                -------------------    -------------------
Balance at end of period                                  $234,158               $237,100
                                                -------------------    -------------------

Allowance for loan losses as
 a % of total loans                                           1.43 %                 1.41 %

Allowance for loan losses as
 a % of nonperforming loans                                 298.89                 303.70

Allowance for loan losses as
 a % of nonperforming assets                                227.88                 226.29

Annualized as a % of average loans:
NCO - QTD                                                     0.68                   0.62
NCO - YTD                                                     0.65                   0.62

                                     5 of 7

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)

                                                                         Three Months Ended March 31
                                                     --------------------------------------------------------------------
                                                                                       2004
                                                     --------------------------------------------------------------------
YIELD/RATE ANALYSIS                                          Average                 Income/                Yield/
 (Taxable Equivalent Basis)                                  Balance                 Expense                 Rate
                                                     ------------------------   -------------------  --------------------
Assets
Earning assets:
 Loans                                                           $17,584,094              $231,955             5.31 %
 Investment securities held
  to maturity                                                      2,869,265                35,244             4.94
 Investment securities available
  for sale [a]                                                     4,221,488                44,057             4.20
 Other earning assets                                                 55,699                   303             2.19
                                                     ------------------------   -------------------
  Total earning assets                                            24,730,546               311,559             5.07
Allowance for loan losses                                           (247,094)
Unrealized gain on
 securities available for sale                                        70,078
Other assets                                                       2,404,679
                                                     ------------------------
                                                                 $26,958,209
                                                     ========================

Liabilities and Shareholders' Equity
Interest bearing liabilities:
 Interest bearing transaction accounts                           $ 7,711,011                12,350             0.64
 Time deposits                                                     1,820,803                15,084             3.33
 Certificates of deposit of
  $100,000 or more [a]                                             1,554,889                 8,601             2.22
 Federal funds purchased and
  securities sold under agreement
  to repurchase                                                    4,186,517                10,112             0.97
 Other short-term borrowings                                         115,622                   202             0.70
 FHLB and other borrowings [a]                                     4,750,619                41,469             3.51
                                                     ------------------------   -------------------
  Total interest bearing liabilities                              20,139,461                87,818             1.75
                                                                                -------------------  ---------------
 Net interest spread                                                                       223,741             3.32 %
                                                                                                     ===============

Noninterest bearing demand deposits                                4,587,563
Other liabilities                                                    325,341
Shareholders' equity                                               1,905,844
                                                     ------------------------
                                                                 $26,958,209
                                                     ========================
 Net yield on earning assets                                                                                   3.64 %
                                                                                                     ================

Taxable equivalent adjustment:
 Loans                                                                                         148
 Investment securities held to maturity                                                        676
 Investment securities available
  for sale                                                                                      45
 Other earning assets                                                                           11
                                                                                -------------------
  Total taxable equivalent adjustment                                                          880
                                                                                -------------------
  Net interest income                                                                     $222,861
                                                                                ===================




                                                                        Three Months Ended March 31
                                                     ------------------------------------------------------------------
                                                                                       2003
                                                     ------------------------------------------------------------------
YIELD/RATE ANALYSIS                                          Average                 Income/               Yield/
 (Taxable Equivalent Basis)                                  Balance                 Expense                Rate
                                                     -------------------------  -------------------   -----------------
Assets
Earning assets:
 Loans                                                            $16,606,087             $258,918           6.32 %
 Investment securities held
  to maturity                                                         434,180                5,995           5.60
 Investment securities available
  for sale [a]                                                      4,510,480               62,062           5.58
 Other earning assets                                                  41,952                  245           2.37
                                                     -------------------------  -------------------
  Total earning assets                                             21,592,699              327,220           6.15
Allowance for loan losses                                            (233,845)
Unrealized gain on

 securities available for sale                                        158,885
Other assets                                                        2,288,656
                                                     -------------------------
                                                                  $23,806,395
                                                     =========================

Liabilities and Shareholders' Equity
Interest bearing liabilities:
 Interest bearing transaction accounts                            $ 7,364,776               18,491           1.02
 Time deposits                                                      2,047,538               19,144           3.79
 Certificates of deposit of
  $100,000 or more [a]                                              1,614,483               10,511           2.64
 Federal funds purchased and
  securities sold under agreement
  to repurchase                                                     1,691,430                4,761           1.14
 Other short-term borrowings                                          103,767                  237           0.93
 FHLB and other borrowings [a]                                      4,798,907               45,857           3.88
                                                     -------------------------  -------------------
  Total interest bearing liabilities                               17,620,901               99,001           2.28
                                                                                -------------------   ------------
 Net interest spread                                                                       228,219           3.87 %
                                                                                                      ============

Noninterest bearing demand deposits                                 3,777,266
Other liabilities                                                     447,853
Shareholders' equity                                                1,960,375
                                                     -------------------------
                                                                  $23,806,395
                                                     =========================
 Net yield on earning assets                                                                                 4.29 %
                                                                                                      =============

Taxable equivalent adjustment:
 Loans                                                                                         140
 Investment securities held to maturity                                                        318
 Investment securities available
  for sale                                                                                     510
 Other earning assets                                                                            6
                                                                                -------------------
  Total taxable equivalent adjustment                                                          974
                                                                                -------------------
  Net interest income                                                                     $227,245
                                                                                ===================



[a]  Excludes adjustment for market valuation.


                                     6 of 7

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)


                                                                                   Three Months
                                                                                  Ended March 31
                                                   ------------------------------------------------------------------------------
                                                                                                                    %
                                                             2004                      2003                      Change
                                                   -------------------------  ------------------------  -------------------------
NONINTEREST INCOME

Service charges on deposit accounts                                $ 64,328                  $ 51,279                         25
Credit card service charges and fees                                 16,569                    14,017                         18
Insurance commissions                                                14,587                    10,804                         35
Corporate and correspondent
 investment sales                                                     5,963                     8,423                        (29)
Retail investment sales                                               7,558                     7,161                          6
Asset management fees                                                 5,735                     5,346                          7
Bank owned life insurance                                             4,172                     4,458                         (6)
Other income                                                         20,792                    21,619                         (4)
                                                   -------------------------  ------------------------
     Total noninterest income -
      operating                                                     139,704                   123,107                         13
Gain on sale of branches                                                  -                         -                          -
Investment securities
 gains (losses), net                                                  2,207                         -                          -
                                                   -------------------------  ------------------------
     Total                                                        $ 141,911                 $ 123,107                         15
                                                   =========================  ========================

NONINTEREST EXPENSE

Salaries and benefits                                             $ 118,137                 $ 107,729                         10
Equipment expense                                                    18,353                    17,786                          3
Net occupancy expense                                                16,478                    14,560                         13
Professional services                                                13,142                    12,485                          5
Marketing expense                                                     8,669                     9,227                         (6)
Communications expense                                                5,523                     6,017                         (8)
Amortization of intangibles                                           1,626                     1,799                        (10)
Merger and integration
 expense                                                                245                       466                        (47)
Other expense                                                        27,974                    26,064                          7
                                                   -------------------------  ------------------------
     Total                                                        $ 210,147                 $ 196,133                          7
                                                   =========================  ========================



                                                                                 Three Months Ended
                                                   ------------------------------------------------------------------------------
                                                              2004                                   2003
                                                   ------------------------------------------------------------------------------
                                                            Mar 31                    Dec 31                     Sep 30
                                                   -------------------------  ------------------------  -------------------------
NONINTEREST INCOME

Service charges on deposit accounts                                $ 64,328                  $ 66,001                   $ 63,907
Credit card service charges and fees                                 16,569                    15,172                     15,165
Insurance commissions                                                14,587                    11,568                     11,601
Corporate and correspondent
 investment sales                                                     5,963                     5,737                      7,740
Retail investment sales                                               7,558                     6,220                      6,736
Asset management fees                                                 5,735                     5,721                      5,475
Bank owned life insurance                                             4,172                     3,944                      4,066
Other income                                                         20,792                    22,775                     19,319
                                                   -------------------------  ------------------------  -------------------------
     Total noninterest income -
      operating                                                     139,704                   137,138                    134,009
Gain on sale of branches                                                  -                         -                          -
Investment securities
 gains (losses), net                                                  2,207                       (46)                         3
                                                   -------------------------  ------------------------  -------------------------
     Total                                                        $ 141,911                 $ 137,092                  $ 134,012
                                                   =========================  ========================  =========================

NONINTEREST EXPENSE

Salaries and benefits                                             $ 118,137                 $ 106,229                  $ 108,580
Equipment expense                                                    18,353                    18,325                     17,778
Net occupancy expense                                                16,478                    15,931                     15,857
Professional services                                                13,142                    15,258                     14,260
Marketing expense                                                     8,669                     7,777                      8,019
Communications expense                                                5,523                     4,161                      8,085
Amortization of intangibles                                           1,626                     1,835                      1,841
Merger and integration
 expense                                                                245                       589                        343
Other expense                                                        27,974                    33,468                     27,917
                                                   -------------------------  ------------------------  -------------------------
     Total                                                        $ 210,147                 $ 203,573                  $ 202,680
                                                   =========================  ========================  =========================



                                                            Three Months Ended
                                                  ---------------------------------------
                                                                   2003
                                                  ---------------------------------------
                                                        Jun 30              Mar 31
                                                  ------------------- -------------------
NONINTEREST INCOME
Service charges on deposit accounts                         $ 60,232            $ 51,279
Credit card service charges and fees                          15,713              14,017
Insurance commissions                                         10,051              10,804
Corporate and correspondent
 investment sales                                              7,057               8,423
Retail investment sales                                        7,323               7,161
Asset management fees                                          5,452               5,346
Bank owned life insurance                                      4,460               4,458
Other income                                                  19,557              21,619
                                                  ------------------- -------------------
     Total noninterest income -
      operating                                              129,845             123,107
Gain on sale of branches                                       2,128                   -
Investment securities
 gains (losses), net                                               -                   -
                                                  ------------------- -------------------
     Total                                                  $131,973            $123,107
                                                  =================== ===================

NONINTEREST EXPENSE
Salaries and benefits                                       $106,948            $107,729
Equipment expense                                             18,413              17,786
Net occupancy expense                                         15,259              14,560
Professional services                                         14,515              12,485
Marketing expense                                              6,923               9,227
Communications expense                                         6,285               6,017
Amortization of intangibles                                    1,827               1,799
Merger and integration
 expense                                                         455                 466
Other expense                                                 24,872              26,064
                                                  ------------------- -------------------
     Total                                                  $195,497            $196,133
                                                  =================== ===================



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